Exhibit 99.1


[NORTHWESTERN CORPORATION LOGO]                                     News Release


Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com


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           NORTHWESTERN CORPORATION RECEIVES BANKRUPTCY COURT APPROVAL
                           OF PLAN OF REORGANIZATION
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SIOUX FALLS, SD - Oct. 8, 2004 - NorthWestern Corporation today announced that the U.S. Bankruptcy Court for the District of Delaware has issued an oral ruling confirming the Company's Second Amended and Restated Plan of Reorganization ("the Plan") in all respects and overruling all objections to the Plan. The effective date for the Plan is expected to be in the next several weeks, at which time NorthWestern will emerge from Chapter 11.


Gary G. Drook, President and Chief Executive Officer of NorthWestern, said, "This is a tremendous day for the "new" NorthWestern. Our financial restructuring, which was one of the most expeditious of any utility company undergoing this process, has enabled us to significantly reduce our debt and continue providing our customers with the dependable service they expect without having to increase distribution rates. I am pleased that we have been able to accomplish our objectives quickly and efficiently, and I am excited about the future of this company."


Upon emergence, the Plan contemplates that NorthWestern will have an enterprise value of approximately $1.5 billion. The Company's debt will be approximately $900 million upon emergence, which is a decrease of approximately $1.3 billion from approximately $2.2 billion as of Dec. 31, 2003. The Plan contemplates that the Company's equity position will be approximately $710 million.


As previously announced, NorthWestern's financial reorganization will be achieved through a debt-for-equity swap. Upon the Plan's effective date, NorthWestern's existing common stock will be cancelled, and no distribution will be available for current shareholders. The terms of the Plan include:


o Holders of senior unsecured notes of the Company and general unsecured claims in excess of $20,000 will receive, pro rata, 92 percent of newly issued common stock.


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o    Holders of NorthWestern's Trust Originated Preferred Securities, and other subordinated creditors who so choose, will be eligible to receive, pro rata, 8 percent of the common stock and warrants exercisable for an additional 13 percent of the common stock in the reorganized NorthWestern.
o Unsecured convenience claims of $20,000 or less each will be paid in full in cash.
o Holders of secured bonds, including the Company's First Mortgage, Pollution Control and Gas Transition Bonds, will not be impaired and will be reinstated.
o Environmental claims will be not be impaired and will be satisfied in full. With respect to the Milltown Dam Superfund site, the Company will fulfill its obligations consistent with the previous court-approved settlement.


The Company said that its newly issued common stock will be listed on a major exchange upon or shortly following the Company's emergence from Chapter 11. NorthWestern will announce the new stock symbol and date on which trading will begin in the near term. The Plan anticipates that the reorganized company's new Board of Directors will consider paying a dividend on the new common stock, although there can be no assurance if or when a dividend will be paid.


About NorthWestern
NorthWestern Corporation (OTC Pink Sheets: NTHWQ) d/b/a NorthWestern Energy is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 608,000 customers in Montana, South Dakota and Nebraska.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. On Sept. 14, 2003, NorthWestern Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. On May 4, 2004, our subsidiary, Netexit, Inc. (f/k/a Expanets, Inc.) filed a voluntary petition for relief under the provisions of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve


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NorthWestern Receives Court Approval of Plan of Reorganization
Oct. 8, 2004
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risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

          (i) our common stock will be cancelled and our trust preferred securities will be restructured in a manner that will eliminate or very substantially reduce any remaining value. The sale of noncore assets does not change the fact that our common stock has no value. Accordingly, we urge that appropriate caution be exercised with respect to existing and future investments in any of our liabilities and/or securities;

          (ii) our ability to successfully develop, prosecute, confirm and consummate a plan of reorganization, emerge from bankruptcy as a going concern and avoid liquidation under the Federal Bankruptcy Code;

          (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 proceeding;

          (iv) our ability to operate pursuant to the terms of our debtor-in-possession financing facility arranged by us with Bank One, N.A. (the DIP Facility) and any replacement facility and other financing and contractual arrangements;

          (v) our ability to obtain Bankruptcy Court approval with respect to material motions in the Chapter 11 proceeding from time to time;

          (vi) our ability to obtain the support of certain subordinated and equity stakeholders of the company for a plan of reorganization, which may be difficult in light of our inability to preserve any material value in our common equity and our trust preferred securities in a plan of reorganization;

          (vii) our ability to offset the negative effects that the filing for reorganization under Chapter 11 has had, or may have, on our business, management and employees including constraints placed on available capital;

          (viii) our ability to obtain and maintain normal terms with vendors and service providers;

          (ix) our ability to maintain contracts, including leases, that are critical to our operations;

          (x) the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

          (xi) our ability to develop a long-term strategy and our ability to fund and execute our business plan;

          (xii) our ability to avoid or mitigate an adverse judgment against us in (1) that certain lawsuit seeking to recover assets on behalf of Clark Fork and Blackfoot LLC filed by Magten Asset Management Corporation and Law Debenture Trust of New York and (2) that pending litigation styled as the McGreevey et al
                   v. The Montana Power Company;


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          (xiii)   our ability to avoid or mitigate material uninsured monetary judgments, or other adverse judgments, against us in (1) the shareholder class action lawsuit relating to the disposition of the generating and energy-related assets by The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, together with ERISA litigation regarding The Montana Power Company Employee Stock Ownership Plan and 401(k) plan and (2) existing shareholder and derivative litigation or any additional litigation and regulatory action, including the initiation by the Securities and Exchange Commission (SEC) of a formal investigation, in connection with the restatement of our 2002 quarterly financial statements, any of which could have a material adverse affect on our liquidity, results of operations and financial condition;

General Factors

          (xiv) our ability to maintain an effective internal controls structure;

          (xv)     our ability to attract, motivate and/or retain key employees;

          (xvi) potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the final order of the Montana Public Service Commission (MPSC) disallowing the recovery of $6.2 million of natural gas costs we incurred during the 2003 tracker year, and an interim order disallowing the recovery of approximately $4.6 million of natural gas costs during the 2004 tracker year, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;

          (xvii) unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

          (xviii) unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

          (xix) increases in interest rates, which will increase our cost of borrowing;

          (xx) adverse changes in general economic and competitive conditions in our service territories; and

          (xxi) certain other business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of terrorist actions.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Quarterly Report on Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."


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From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this news release, our Quarterly Reports on Forms 10-Q, reports on Forms 10-K and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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